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EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-32472.

                                         /s/ Arthur Andersen LLP

Denver, Colorado,
  March 21, 2001.